EXHIBIT 99.1

Apptio Announces Results for the First Quarter 2018

Reported Q1 revenue of $54.1 million, 23% growth year over year

Bellevue, WA (April 30, 2018) - Apptio, Inc. (NASDAQ:APTI), the business management system of record for hybrid IT, today announced results for the fiscal first quarter ended March 31, 2018.

"Our first quarter subscription revenue growth accelerated to 26%, year over year, and we reached break-even Non-GAAP operating income,” said Sunny Gupta, co-founder and CEO, Apptio. “The quarter was driven by large strategic deals, continued momentum in the enterprise segment, solid renewals and upsells, and a strong contribution from the Digital Fuel business.”

First Quarter Financial Summary

•

Subscription revenue was $45.5 million, an increase of 26% from the first quarter of 2017, and comprised 84% of total revenue. Services revenue was $8.6 million, an increase of 11% from the first quarter of 2017. Total revenue was $54.1 million, an increase of 23% from the first quarter of 2017.

•

GAAP gross margin was 68%, a significant improvement from the first quarter of 2017 GAAP gross margin of 65%.  Non-GAAP gross margin improved to 70%, as compared to non-GAAP gross margin of 66% in the first quarter of 2017.

•

GAAP operating margin was negative 15%, improving from GAAP operating margin of negative 17% in the first quarter of 2017. Non-GAAP operating margin improved to 0%, as compared to non-GAAP operating margin of negative 8% in the first quarter of 2017.

•

GAAP net loss per basic and diluted share was $0.19 based on 42.8 million weighted average shares outstanding, compared to GAAP net loss per basic and diluted share of $0.19 based on 38.4 million weighted average shares outstanding in the first quarter of 2017.

•

Non-GAAP net loss per basic and diluted share was $0.00 based on 42.8 million weighted average shares outstanding, compared to non-GAAP net loss per basic and diluted share of $0.09 based on 38.4 million weighted average shares outstanding in the first quarter of 2017.

•	Cash, cash equivalents and marketable securities were approximately $253.4 million as of March 31, 2018.

Business Highlights

•	Saw continued strength in both our Strategic and Enterprise segments in the quarter
•	Received certification in the Federal Risk and Authorization Management Program (FedRAMP), perpetuating our momentum at the Federal Government level
•	Completed successful acquisition and initial integration of Digital Fuel
•	Completed $143.75 million Convertible Notes Offering

Financial Outlook

Apptio provides guidance based on current market conditions and expectations and actual results may differ materially. Please refer to the company’s comments below regarding Forward Looking Statements. Apptio is providing guidance for the second quarter ending June 30, 2018 and for the full year 2018 as follows:

Second quarter of 2018:

•	Total revenue is expected to be in the range of $55.0 to $56.0 million
•	Non-GAAP operating loss between $0.5 and $1.0 million

Full year 2018:

•	Total revenue is expected to be in the range of $225 and $230 million
•	Positive Non-GAAP operating income

All forward-looking non-GAAP financial measures contained in this section titled "Financial Outlook" exclude the effects of stock-based compensation expense, acquisition-related expenses, and amortization of acquisition related intangible assets. Guidance reflects the February 2, 2018 contribution from Digital Fuel and the impact of the full retrospective adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) on January 1, 2018.

Conference Call Information

Apptio plans to host a conference call today to discuss the results. The call is scheduled to begin at 2:00 p.m. PT/ 5:00 p.m. ET and can be accessed by dialing 844-233-0116 (passcode: 2126329), or if outside North America, by dialing 574-990-1011 (passcode: 2126329). Individuals may also access the live teleconference from the investor relations section of the Apptio website at investors.apptio.com. A replay will be available following completion of the live broadcast.

About Apptio
Apptio (NASDAQ: APTI) is the business management system of record for hybrid IT. We transform the way IT runs its business and makes decisions. With our cloud-based applications, IT leaders manage, plan and optimize their technology investments across on-premises and cloud. With Apptio, IT leaders become strategic partners to the business by demonstrating the value of IT investments, accelerate innovation and shift their technology investments from running the business to digital innovation. Hundreds of customers choose Apptio as their business system of record for hybrid IT. For more information, please visit www.Apptio.com.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our strategy, prospects, customer demand, application adoption and our financial outlook for the second quarter of, and full year, 2018. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Form 10-K filed with the SEC on February 21, 2018.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we use the following non-GAAP financial measures: non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss per basic and diluted share, and free cash flow. In computing these measures, with the exception of free cash flow, we exclude the effects of stock-based compensation expense, acquisition-related expenses, and amortization of acquisition-related intangible assets. We define free cash flow as net cash used in operating activities, less the purchases of property and equipment. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Results of Operations GAAP to Non-GAAP Reconciliation" included at the end of this release. We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Apptio, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	March 31,
	2018	2017
		*As Adjusted

Revenue
Subscription	$45,471	$36,187
Professional services	8,599	7,744
Total revenue	54,070	43,931
Cost of revenue
Subscription	8,949	7,850
Professional services	8,465	7,569
Total cost of revenue	17,414	15,419
Gross profit	36,656	28,512
Operating expenses
Research and development	11,897	9,658
Sales and marketing	22,678	19,617
General and administrative	10,154	6,534
Total operating expenses	44,729	35,809
Loss from operations	(8,073)	(7,297)
Other income (expense)
Interest income and other, net	128	236
Foreign exchange gain (loss)	114	(53)
Loss before provision for income taxes	(7,831)	(7,114)
Provision for income taxes	(268)	(25)
Net loss	$(8,099)	$(7,139)
Net loss per share attributable to common stockholders, basic and diluted	$(0.19)	$(0.19)
Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	42,762	38,407

*As adjusted for the three months ended March 31, 2017 to reflect the adoption of Accounting Standards Update, ASU, No. 2014-09, Revenue from Contracts with Customers (Topic 606).

Apptio, Inc.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	March 31,	December 31,
	2018	2017
		*As Adjusted
Assets
Current assets
Cash and cash equivalents	$190,066	$55,069
Short-term investments	55,394	93,901
Accounts receivable, net of allowance for doubtful accounts
of $317 and $413	56,022	68,782
Deferred costs	14,906	11,898
Prepaid expenses and other current assets	4,786	5,079
Total current assets	321,174	234,729
Long-term assets
Property and equipment, net of accumulated depreciation
of $23,161 and $21,924	9,876	10,437
Long-term investments	7,979	--
Deferred costs, net of current portion	15,792	17,182
Acquisition-related intangible assets, net	19,517	--
Goodwill	30,572	--
Other long-term assets	1,036	983
Total assets	$405,946	$263,331
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$8,100	$5,598
Accrued payroll and other expenses	21,450	16,481
Deferred revenue	116,610	116,831
Deferred rent	919	892
Capital leases	24	21
Total current liabilities	147,103	139,823
Long-term liabilities
Convertible senior notes, net	106,574	--
Deferred revenue, net of current portion	6,834	2,470
Deferred rent, net of current portion	3,237	3,483
Capital leases, net of current portion	117	26
Asset retirement obligation	205	199
Total liabilities	264,070	146,001

Stockholders’ equity
Class A and Class B Common stock	5	4
Additional paid-in capital	346,888	314,301
Accumulated other comprehensive loss	(53)	(110)
Accumulated deficit	(204,964)	(196,865)
Total stockholders’ equity	141,876	117,330
Total liabilities and stockholders' equity	$405,946	$263,331

*As adjusted for the year ended December 31, 2017 to reflect the adoption of Accounting Standards Update, ASU, No. 2014-09, Revenue from Contracts with Customers (Topic 606).

Apptio, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	March 31,
	2018	2017
		*As Adjusted
Cash flows from operating activities
Net loss	$(8,099)	$(7,139)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	1,376	1,530
(Accretion of discounts)/amortization of premiums on investments	(42)	23
Amortization of acquisition-related intangible assets	583	--
Amortization of deferred costs	3,936	3,268
Amortization of debt discount and issuance costs	176	--
Loss (gain) on disposal of property and equipment	47	(7)
Stock-based compensation	4,952	3,625
Impairment of acquired assets	573	--
Accretion of capitalized loan fees	--	9
Foreign exchange gain	(114)	(174)
Change in operating assets and liabilities
Accounts receivable	19,015	20,098
Prepaid expenses and other assets	1,747	290
Deferred costs	(2,908)	(2,672)
Accounts payable	2,263	1,795
Accrued expenses	(2,792)	(958)
Deferred revenue	(10,713)	(7,570)
Deferred rent	(224)	(200)
Net cash provided by operating activities	9,776	11,918
Cash flows from investing activities
Business combinations, net of cash acquired	(34,569)	--
Purchases of property and equipment	(680)	(1,545)
Proceeds from sale of equipment	--	9
Proceeds from maturities of investments	49,400	6,800
Purchases of investments	(18,793)	(21,445)
Payments for security deposits	(31)	(9)
Net cash used in investing activities	(4,673)	(16,190)
Cash flows from financing activities
Proceeds from borrowings on convertible notes, net of issuance costs	139,438	--
Purchase of capped call	(17,092)	--
Proceeds from exercises of common stock options	7,515	558
Payment of initial public offering costs	--	(243)
Principal payments on capital lease obligations	(6)	(11)
Net cash provided by financing activities	129,855	304
Foreign currency effect on cash, cash equivalents and restricted cash	39	(135)
Net increase (decrease) in cash, cash equivalents and restricted cash	134,997	(4,103)
Cash, cash equivalents and restricted cash
Beginning of period	55,069	42,007
End of period	$190,066	$37,904

*As adjusted for the three months ended March 31, 2017 to reflect the adoption of Accounting Standards Update, ASU, No. 2014-09, Revenue from Contracts with Customers (Topic 606).

Apptio, Inc.

Results of Operations GAAP to Non-GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 31,
	2018	2017
		*As Adjusted
Revenue
Subscription	$45,471	$36,187
Professional services	8,599	7,744
Total revenue	54,070	43,931

Cost of revenue reconciliation:
GAAP subscription	8,949	7,850
Non-GAAP adjustment:
Stock-based compensation	(319)	(358)
Amortization of acquisition-related intangible assets	(583)	--
Non-GAAP subscription cost of revenue	8,047	7,492

GAAP professional services	8,465	7,569
Non-GAAP adjustment:
Stock-based compensation	(328)	(318)
Non-GAAP professional services cost of revenue	$8,137	$7,251

Gross profit and gross margin reconciliation:
GAAP subscription gross profit	$36,522	$28,337
Non-GAAP adjustment:
Stock-based compensation	319	358
Amortization of acquisition-related intangible assets	583	--
Non-GAAP subscription gross profit	37,424	28,695
GAAP subscription gross margin	80.3%	78.3%
Non-GAAP subscription gross margin	82.3%	79.3%

GAAP professional services gross profit	134	175
Non-GAAP adjustment:
Stock-based compensation	328	318
Non-GAAP professional services gross profit	462	493
GAAP professional services gross margin	1.6%	2.3%
Non-GAAP professional services gross margin	5.4%	6.4%

GAAP gross profit	36,656	28,512
Non-GAAP adjustment:
Stock-based compensation	647	676
Amortization of acquisition-related intangible assets	583	--
Non-GAAP gross profit	$37,886	$29,188
GAAP gross margin	67.8%	64.9%
Non-GAAP gross margin	70.1%	66.4%

Operating expenses reconciliation:
GAAP research and development	$11,897	$9,658
Non-GAAP adjustment:
Stock-based compensation	(1,393)	(1,041)
Non-GAAP research and development	10,504	8,617
As a % of total revenue, non-GAAP	19.4%	19.6%

GAAP sales and marketing	22,678	19,617
Non-GAAP adjustment:
Stock-based compensation	(1,430)	(999)
Non-GAAP sales and marketing	21,248	18,618
As a % of total revenue, non-GAAP	39.3%	42.4%

GAAP General and administrative	10,154	6,534
Non-GAAP adjustment:
Stock-based compensation	(1,482)	(909)

Acquisition costs and impairment of acquired assets	(2,539)	--
Non-GAAP general and administrative	6,133	5,625
As a % of total revenue, non-GAAP	11.3%	12.8%

Loss from operations reconciliation:
GAAP loss from operations	(8,073)	(7,297)
Non-GAAP adjustment:
Stock-based compensation	4,952	3,625
Acquisition costs and impairment of acquired assets	2,539	--
Amortization of acquisition-related intangible assets	583	--
Non-GAAP income (loss) from operations	$1	$(3,672)
Loss from operations as a percentage of revenue:
GAAP loss from operations	(14.9%)	(16.6%)
Non-GAAP income (loss) from operations	0.0%	(8.4%)

Net loss reconciliation:
GAAP	$(8,099)	$(7,139)
Non-GAAP adjustment:
Stock-based compensation	4,952	3,625
Acquisition costs and impairment of acquired assets	2,539	--
Amortization of acquisition-related intangible assets	583	--
Non-GAAP Net loss	$(25)	$(3,514)

Basic and diluted net loss per share
reconciliation:
GAAP	$(0.19)	$(0.19)
Non-GAAP adjustment:
Stock-based compensation	0.12	0.10
Acquisition costs and impairment of acquired assets	0.06	0.00
Amortization of acquisition-related intangible assets	0.01	0.00
Non-GAAP	$0.00	$(0.09)

Shares used to compute basic and diluted GAAP
and Non-GAAP net loss per share	42,762	38,407

*As adjusted for the three months ended March 31, 2017 to reflect the adoption of Accounting Standards Update, ASU, No. 2014-09, Revenue from Contracts with Customers (Topic 606).

Apptio, Inc.

Free Cash Flow Non-GAAP Reconciliation

(In thousands)

(Unaudited)

	Three Months Ended
	March 31,
	2018	2017
		*As Adjusted

Net cash provided by operating activities	$9,776	$11,918
Less: purchases of property and equipment	(680)	(1,545)
Free cash flow	$9,096	$10,373

*As adjusted for the three months ended March 31, 2017 to reflect the adoption of Accounting Standards Update, ASU, No. 2014-09, Revenue from Contracts with Customers (Topic 606).

© 2018 Apptio, Inc. All rights reserved. Apptio and the Apptio logo are registered trademarks of Apptio, Inc. All other brand and product names are trademarks or registered trademarks of their respective holders.

Investor Contact:

Susanna Morgan

(425) 279-6101

ir@apptio.com

Media Contact:

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(425) 279-6097

pr@apptio.com